WESTFIELD FINANCIAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

MAY 27, 2010

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

COMMUNITY BANKING
REDEFINED

James C. Hagan,
President and Chief Executive Officer

OVERVIEW

- Headquartered in Westfield, MA
- 11 full service branch offices located throughout Hampden County
- 8 stand alone ATM's - soon to add 2 more
- Preferred SBA Lender

  (Small Business Administration)

OVERVIEW

- Strategically expanded business portfolio to include:
  - → Municipalities
  - → Not-for-profits
  - → Local colleges and universities

- Percentage of non performing loans to total loans was well below national averages.

WESTFIELD BANK

WEBSITE UPGRADE

- **Better product awareness**
- **Easier to contact us**
- **Introduced opening accounts online**
- **<u>New Products</u>**

  Mobile Banking – Text or Browser

  Finance Works

  Vanguard 18-25 Checking

WEBSITE UPGRADE



PERSONAL BANKING
BUSINESS BANKING
LOCATION/HOURS
ABOUT US
WESTFIELD BANK
Mobile Banking Now Available
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2009 HIGHLIGHTS

- Total deposits reach $648.0 million, representing growth of $60.0 million.

- Retail savings grew by $36.6 million, retail checking accounts by $15.9 million.

EAST MAIN ST

OPENED IN MAY 2007
BUSIEST BRANCH FOR CUSTOMER TRANSACTIONS



FEEDING HILLS BRANCH OPENED AUGUST 2009



WESTFIELD BANK
REINHARDT ASSOCIATES, INC.

WESTFIELD FINANCIAL INC.

SELECTED FINANCIAL HIGHLIGHTS

Leo R. Sagan Jr.,
Chief Financial Officer

ROLE OF BANK CAPITAL

- **Promotes bank safety and soundness**
- **Act as a cushion to absorb unexpected operating losses**
- **Provides protection to depositors**

Minimum to be "Well Capitalized" under OTS Guidelines:

Tier 1 Capital: March 31, 2010

	Ratio	Amount
OTS Minimum	5.00 %	$ 59 million
Westfield Bank	19.51 %	$ 232 million

CAPITAL MANAGEMENT

Possible uses of capital:

- **Pay dividends to shareholders**
- **Repurchase shares of our common stock**
- **Fund organic growth or leverage the balance sheet**
- **Finance acquisitions of other financial institution, bank branches or other businesses related to banking**

DIVIDENDS PAID TO SHAREHOLDERS

WESTFIELD BANK

2010

Regular Dividends	$ 0.10
Special Dividends	0.15
Year-to-Date 2010	$ 0.25

2009

Regular Dividends	$ 0.20
Special Dividends	0.30
Calendar Year 2009	$ 0.50

STOCK REPURCHASE PLAN

In January 2008 the Board of Directors authorized the repurchase of 3.2 million shares. The repurchase of these shares is nearly complete.

On May 25, 2010 the Board of Directors authorized a second repurchase for up to 2.9 million shares or 10% outstanding shares.

TOTAL ASSETS


Millions
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
805
997
1040
1,109
1,191
1,200
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

NET LOANS


Millions
$500
$450
$400
$350
$300
379
385
415
472
469
460
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

TOTAL DEPOSITS


Millions
$680
$660
$640
$620
$600
$580
$560
623
627
603
588
648
661
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

NET INCOME


Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
6.2
4.7
8.7
6.7
5.5
1.4
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

DILUTED EARNINGS PER SHARE



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.20
0.15
0.29
0.23
0.18
0.05
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

TOTAL RETURN PERFORMANCE


200
150
100
50
Index Value
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
Westfield Financial, Inc.
Russell 2000
NASDAQ Bank

WESTFIELD FINANCIAL, INC

Thank You